Income Taxes	6 Months Ended
Jun. 30, 2019
Income Taxes
Income Taxes

7.          Income Taxes

The Company's effective tax rate was 20.3% and 4.5% for the three months ended June 30, 2019 and 2018, respectively, and 14.2% and 4.9% for the six months ended June 30, 2019 and 2018, respectively. The significant increase in the effective tax rate for the three months and six months ended June 30, 2019 was primarily due to the Reorganization Transactions. Prior to the Reorganization Transactions, incomes taxes consisted only of business taxes incurred by TWM LLC and certain subsidiaries for business conducted in certain state, local and foreign jurisdictions as well as federal, state and local taxes for certain subsidiaries that are taxed as corporations for U.S. tax purposes. As a result of the Reorganization Transactions, the Corporation is subject to U.S. federal, state and local income taxes with respect to its taxable income, including its allocable share of any taxable income of TWM LLC, and is taxed at prevailing corporate tax rates. The Company’s actual effective tax rate will be impacted by the Corporation’s ownership share of TWM LLC, which may increase over time if the Continuing LLC Owners redeem or exchange their LLC Interests for shares of Class A common stock or Class B common stock, as applicable.

The Company's consolidated effective tax rate will vary from period to period depending on redemptions or exchanges by the Continuing LLC Owners, changes in the geographic mix of its earnings and changes in tax legislation and tax rates.

The Company expects to obtain an increase in its share of the tax basis of the assets of TWM LLC when LLC Interests are redeemed or exchanged by the Continuing LLC Owners and in connection with certain other qualifying transactions. This increase in tax basis may have the effect of reducing the amounts that the Corporation would otherwise pay in the future to various tax authorities. Pursuant to the Tax Receivable Agreement, the Corporation is required to make cash payments to the Continuing LLC Owners equal to 50% of the amount of U.S. federal, state and local income or franchise tax savings, if any, that the Corporation actually realizes (or in some circumstances are deemed to realize) as a result of certain future tax benefits to which we may become entitled. The Corporation expects to benefit from the remaining 50% of tax benefits, if any, that the Corporation may actually realize. See Note 8 – Tax Receivable Agreement. As a result of the IPO, the Company assumed a tax benefit of $93,194,000, due to an increase in amortizable tax basis that will be amortized primarily over 15 years pursuant to Section 197 of the Internal Revenue Code of 1986, as amended, offset by other factors. The tax benefit has been recognized in deferred tax asset on the June 30, 2019 consolidated statement of financial condition.

As a result of the Refinitiv Contribution, the Company assumed the tax liabilities of the contributed entity. The contributed entity is under audit by the State of New Jersey for the tax years 2012-2015 and is appealing a tax assessment from an audit by the State of New Jersey for the tax years 2008-2011. The Company recognized a tax liability of $2,722,000 as a result of the Refinitiv Contribution which is included in accounts payable, accrued expenses and other liabilities on the June 30, 2019 consolidated statement of financial condition.  The Company is indemnified by Refinitiv for tax liabilities that were assumed by the Company as a result of the Refinitiv Contribution. See Note 12 – Related Party Transactions.